Fees Summary	Jul. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 882,825,000
Previously Paid Amount	0
Total Fee Amount	135,160.51
Total Offset Amount	0
Net Fee	$ 135,160.51